Administrative Class
Prospectus Supplement
August 18, 2008

Morgan Stanley Institutional Liquidity Funds

Supplement dated August 18, 2008 to the Administrative Class Prospectus dated February 29, 2008 of:

Administrative Class Portfolios

Money Market Portfolio

Prime Portfolio

Government Portfolio

Government Securities Portfolio

Treasury Portfolio

Treasury Securities Portfolio

Tax-Exempt Portfolio

Effective August 18, 2008, the Fund’s transfer agent is Morgan Stanley Services Company Inc. (‘‘Morgan Stanley Services’’). The telephone number for contacting the Fund’s transfer agent remains 1-888-378-1630. The Fund’s mailing address is now Morgan Stanley Institutional Liquidity Funds c/o Morgan Stanley Services Company Inc., P.O. Box 219804, Kansas City, MO 64121-9804. All references in the prospectus to JPMorgan Investor Services Company as the Fund’s transfer agent are hereby deleted and replaced with references to Morgan Stanley Services.

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Effective August 18, 2008, shareholders of the Portfolios have telephone redemption and exchange privileges. Accordingly, the first paragraph of the section titled ‘‘Redeeming Shares – By Telephone’’ is hereby deleted and replaced with the following:

You automatically have telephone redemption and exchange privileges unless you indicate otherwise by checking the applicable box on the new account application form or calling Morgan Stanley Services to opt out of such privileges. You may request redemption of shares by calling the Fund at 1-888-378-1630 and requesting that the redemption proceeds be wired to you. Telephone redemptions and exchanges may not be available if you cannot reach Morgan Stanley Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund’s other redemption and exchange procedures described in this prospectus. To opt out of telephone privileges, please contact Morgan Stanley Services at 1-888-378-1630.

Please retain this supplement for future reference.

LFADMSPT